UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 4, 2005

Name of Registrant, State of Incorporation, Address of
Commission	Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On May 4, 2005, Erroll B. Davis, Jr. provided notice to the Board of Directors that he will retire from Alliant Energy Corporation (the “Company”) no later than the date of the Company’s 2006 annual meeting and will step down as the Chief Executive Officer of the Company and its two utility subsidiaries, Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL”), effective July 1, 2005. Mr. Davis will continue to serve as Chairman of the Board.

        Also on May 4, 2005, the Board of Directors of the Company appointed William D. Harvey as the Chief Executive Officer of the Company, IPL and WPL, effective as of July 1, 2005. Mr. Harvey, 56, has served as President and Chief Operating Officer of the Company since January 2004, Chief Operating Officer of IPL and WPL since January 2004 and has been a director of the Company, IPL and WPL since January 2005. He previously served as Executive Vice President – Generation for the Company and IPL from 1998 to January 2004. He also previously served at WPL as President from 1998 to 2004, as Senior Vice President from 1993 to 1998, Vice President and General Counsel from 1990 to 1993 and Vice President and Associate General Counsel from 1986 to 1990. Terms of an employment agreement between the Company and Mr. Harvey have not been determined. Mr. Harvey’s appointment as Chief Executive Officer was part of the Company’s succession plan.

        The press release the Company issued announcing the changes discussed above is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Press Release dated May 4, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: May 4, 2005	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel
INTERSTATE POWER AND LIGHT COMPANY
Date: May 4, 2005	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel
WISCONSIN POWER AND LIGHT COMPANY
Date: May 4, 2005	By: /s/ Barbara J. Swan
Barbara J. Swan
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 4, 2005